UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                January 25, 2005
                                ----------------


                               FRESH CHOICE, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                     000-20792            77-0130849
 --------------------------------    --------------------   -------------------
  (State or other jurisdiction of    (Commission File No.)  (I.R.S. Employer
          incorporation) No.)                               Identification No.)

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers

     On January 25, 2005, Fresh Choice, Inc. (the "Company") appointed Tim G. O'Shea to serve as the Company's Chief Executive Officer.

     Mr. O'Shea joined the Company in March 1996 as Vice President, Marketing, was named a Senior Vice President in December 1998, an Executive Vice President and Chief Operating Officer in November 2002 and President in July 2004. His biography was also provided by the Company within its most recent Form 10-K, under "Executive Officers of the Registrant," filed with the Securities and Exchange Commission on March 18, 2004 and incorporated herein by reference.

     On January 25, 2005, the Company's Board of Directors also elected Mr. Tim
G. O'Shea to serve as a director.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2005

                                      Fresh Choice, Inc.


                                      By: /s/  David E. Pertl
                                          --------------------------
                                          David E. Pertl
                                          Executive Vice President
                                          and Chief Financial Officer